THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

REGULATION S SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made effective as of the _______ day of _______________, 2008.

BETWEEN:

THE SUBSCRIBER LISTED ON THE EXECUTION PAGE TO THIS AGREEMENT

(hereinafter called the “Subscriber”)

OF THE FIRST PART

AND:

TRIMEX EXPLORATION INC., a Nevada corporation

(hereinafter called the “Company”)

OF THE SECOND PART

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1
DEFINITIONS

1.1	Definitions

The following terms will have the following meanings for all purposes of this Agreement.

	(a)	“Agreement” means this Agreement and all schedules and amendments to this Agreement.

	(b)	“Common Stock” means the Common Stock of the Company with a par value of $0.001 per share.

	(c)	“Disclosure Statement” means the Disclosure Statement prepared by the Company with respect to the Offering and delivered by the Company to the Subscriber.

(d)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(e)	“Offering” means the offering of up to 1,500,000 shares of Common Stock by the Company.

(f)	“Purchase Price” means the purchase price payable by the Subscriber to the Company in consideration for the purchase and sale of the Shares in accordance with Section 2.1 of this Agreement.

(g)	“SEC” means the United States Securities and Exchange Commission.

(h)	“Securities Act” means the United States Securities Act of 1933, as amended.

(i)	“Shares’’ means the shares of Common Stock to be purchased by the Subscriber, as indicated on the signature page to this Agreement.

(j)	“Subscriber” means the Subscriber executing the signature page to this Agreement.

1.2	Schedules

The following schedules are attached to and form part of this Agreement:

Schedule A	-	Definition of U.S. Person
Schedule B	-	Investor Certificate

1.3	Currency

All monetary amounts referred to in this Agreement are in United States dollars, unless expressly stated otherwise.

ARTICLE 2
PURCHASE AND SALE OF SHARES

2.1	Agreement to Subscribe

Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price equal to $0.10 per Share. Upon execution, the subscription by the Subscriber will be irrevocable.

2.2	Payment of Purchase Price

The Purchase Price for the Shares is payable by the Subscriber contemporaneously with the execution and delivery of this Agreement and will be advanced to the Company or its solicitors. The Subscriber acknowledges that if the funds are advanced to the Company’s solicitors. the solicitors shall release such funds to the Company on confirmation by the Company that it will accept the subscription.

2.3	Acceptance by Company

Upon execution of this Agreement by the Company, the Company agrees to sell such Shares to the Subscriber for the Purchase Price subject to the Company’s right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.

2.4	Compliance with Securities Laws

The acceptance by the Company of this subscription by the Subscriber is conditional upon compliance by the Subscriber with all securities and other applicable laws of the jurisdiction in which the Subscriber is resident and any other applicable jurisdiction. The Subscriber shall deliver to the Company all further documentation, agreements, representations and requisite government forms requested by the solicitors for the Company as in their discretion may be required to comply with such laws.

2.5	Loan Pending Subscription

Pending acceptance of this subscription by the Company, all funds paid by the Subscriber hereunder shall be deposited by the Company and immediately available to the Company for its corporate purposes. In the event this subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

2.6	Delivery of Certificates

The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to the Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

2.7	No Minimum Subscription

The Subscriber acknowledges and agrees that the subscription by the Subscriber for the Shares and the Company’s acceptance of the subscription is not subject to any minimum subscription for the Offering.

ARTICLE 3
AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

3.1	Exemption from Registration

The Subscriber acknowledges and agrees that the Shares will be offered and sold to the Subscriber without such offering being registered under the Securities Act and that the Shares will be issued to the Subscriber in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the Securities Act provided by Rule 903 of Regulation S under the Securities Act based on the representations and warranties of the Subscriber set forth in this Agreement. The Subscriber acknowledges and agrees that all Shares will, upon issuance, constitute “restricted securities” within the meaning of Rule 144 under the Securities Act.

3.2	Resales of Securities

The Subscriber acknowledges that the Shares purchased by the Subscriber hereunder may not be offered, sold, pledged or otherwise transferred by the Subscriber except pursuant to an exemption from the registration requirements of the Securities Act or pursuant to an effective registration Statement under the Securities Act and in accordance with all applicable state securities laws and the laws of any other applicable jurisdiction. The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act and that the Company shall refuse to register any transfer of the Shares not made accordingly. The Subscriber agrees that the Company may require the opinion of legal counsel reasonably satisfactory to the Company in the event of any offer, sale, pledge or transfer of any of the Shares by the Subscriber made pursuant to an exemption from the registration requirements of the Securities Act.

3.3	No Requirement to Register

The Subscriber acknowledges and agrees that the Company has no obligation to register the resale of the Shares under the Securities Act or to otherwise qualify the Shares for resale under any federal, state or provincial securities laws.

3.4	Hedging Transactions

The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

3.5	Share Certificates

The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend, or such similar legend as deemed necessary or advisable by legal counsel for the Company, to ensure compliance with Regulation S under the Securities Act and to reflect the status of the Shares as restricted securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. THESE SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

3.6	Transfer of Shares

The Subscriber agrees that any transfer of the Shares will be subject to the prior approval of the directors of the Company until such time as the Company either:

	(a)	files an effective registration statement with the SEC to register the Shares for resale; or

	(b)	the Company’s Common Stock is registered pursuant to the Exchange Act.

3.7	Representations and Warranties of the Subscriber

The Subscriber hereby represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such representations and warranties in connection with the sale of the Shares to the Subscriber:

	(a)	the Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act, as set forth in Schedule A of this Agreement;

	(b)	the Subscriber is not acquiring the Shares for the account or benefit of a U.S. Person;

	(c)	the Subscriber was not in the United States at the time the offer to purchase the Shares was received or at the time this Agreement was executed;

(d)

the Subscriber has such knowledge, sophistication and experience in business and financial matters such that it is capable of evaluating the merits and risks of the investment in the Shares. The Subscriber can bear the economic risk of this investment, and is able to afford a complete loss of this investment;

(e)

the Subscriber acknowledges that the Company is in the early stages of development of its business and the Company’s success is subject to a number of significant risks, including risks related to the ability of the Company to finance its plan of operations and execute its business plan. The Subscriber acknow3ledges that any forward-looking information provided by the Company to the Subscriber are subject to risks and uncertainties and that the Company’s actual results may differ materially from the results anticipated thereby;

(f)

the Shares are being acquired by the Subscriber for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. There is no contract, undertaking, agreement or arrangement between the Subscriber and any other person for the sale, transfer or grant of participation to such person or to any other person with respect to any of the Shares;

(g)

the Subscriber has received and has had full opportunity to review the Disclosure Statement. The Subscriber has had full opportunity to ask questions and receive answers from representatives of the Company regarding. the Disclosure Statement, the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company, each as is necessary to evaluate the merits and risks of investing in the Shares. The Subscriber believes he or she has received all the information he or she considers necessary or appropriate to make an investment decision with respect to the

Shares. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Agreement;

(h)

the Subscriber acknowledges that the Shares will be offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act based on the truth and accuracy of the representations of the Subscriber. The Subscriber acknowledges that the Shares it is purchasing constitute “restricted securities” under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that under applicable laws and regulations such Shares may be resold or otherwise transferred in the United States without registration under the Securities Act only in certain limited circumstances. The Subscriber is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Subscriber further acknowledges that the Offering of the Shares by the Company has not been reviewed by the SEC or any state or provincial securities regulatory authority;

(i)

the Subscriber has satisfied itself with respect to and has fully observed the laws of the Subscriber’s jurisdiction of residence in connection with any invitation to subscribe for the Shares or any use of this Agreement, including:

	(i)	the legal requirements within the Subscriber’s jurisdiction relating to the purchase of the Shares;

	(ii)	any foreign exchange restrictions applicable to such purchase;

	(iii)	any required governmental or other consents;

	(iv)	the income tax and other tax consequences, if any, that may be relevant to an investment in the Shares; and

	(v)	any restrictions or transfer applicable to any disposition of the Shares imposed by the jurisdiction in which the Subscriber is resident;

(j)

the Subscriber has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(k)

this Agreement has been duly authorized, validly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms.

3.8	British Columbia Matters

The Subscriber acknowledges that the directors and officers of the Company and the head office of the Company are presently located in the Province of British Columbia, Canada. For the Company to ensure compliance with British Columbia securities law in connection with the Offering, the Subscriber will, as a condition of acceptance by the Company of its subscription, complete and deliver to the Company the Investor certificate attached hereto as Schedule B.

The Subscriber acknowledges that the Shares may not be sold or otherwise disposed of for value in British Columbia, except pursuant to a prospectus, or statutory exemption available only in specific and limited circumstances. The Subscriber acknowledges that the Company is not a reporting issuer in the Province of British Columbia or any other province in Canada and has no plans to become a reporting issuer in the Province of British Columbia or any other province in Canada.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

4.1	Representations and Warranties of the Company

The Company represents and warrants to the Subscriber and acknowledges that the Subscriber is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

(a)

The Company is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted, to enter into this Agreement and to sell the Shares to the Subscriber.

(b)

The execution and delivery by the Company of this Agreement has been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, its board of directors or its stockholders.

	(c)	The issuance of the Shares has been duly authorized by all necessary corporate action of the Company.

(d)

Upon payment of the subscription price and issuance in accordance with the terms and conditions of this Agreement, the Shares will be validly issued, fully paid and non-assessable shares of the Company’s common stock.

	(e)	The existing stockholders of the Company have no pre-emptive or similar rights to purchase shares of Common Stock from the Company.

(f)

The issue and sale of the Shares by the Company does not, and will not, conflict with and does not and will not result in a breach of, any of the terms of its Articles of Incorporation or Bylaws or any agreement or instrument to which the Company is a party.

ARTICLE 5
MISCELLANEOUS PROVISIONS

5.1	Effectiveness of Representations; Survival

Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreements will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the purchase and sale of the Shares.

5.2	Further Assurances

Each party hereto will co-operate with the other and execute and deliver to the other party hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as may be necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

5.3	Amendment

This Agreement may not be amended except by an instrument in writing signed by each of the parties.

5.4	Expenses

Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

5.5	Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

5.6	Severability

If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the remainder of this Agreement will be enforceable in accordance with its terms.

5.7	Notices

All notices and other communications required or permitted to be delivered under this Agreement must be in writing and will· be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

(a) If to the Investor:

AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE TO THIS AGREEMENT.

(b) If to the Company:

2200-1177 West Hastings Street Vancouver, BC V6E 2K3

All such notices and other communications will be deemed to have been received:

(a) in the case of personal delivery, on the date of such delivery;

(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c)	in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d)	in the case of mailing, on the fifth business day following mailing.

5.8	Headings

The headings contained in this Agreement are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

5.9	Benefits

This Agreement is and shall only be construed as for the benefit of and shall be enforceable only by the parties hereto.

5.10	Assignment

This Agreement may not be assigned by any party without the prior written consent of the other party hereto.

5.11	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

5.12	Construction

The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

5.13	Counterparts

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

5.14	Fax Execution

This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

5.15	Schedules and Exhibits

The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first above written.

Number of Shares Subscribed for:

Subscription Price (per Share):

Total Purchase Price:

Signature of Subscriber or Authorized
Signatory of Subscriber:

Title of Authorized Signatory of Subscriber
(if applicable):

Name of Subscriber:

Address of Subscriber:

ACCEPTED BY:

TRIMEX EXPLORATION INC.

Per:
Authorized Signatory

Name of Authorized Signatory

Position of Authorized Signatory

Date of Acceptance

SCHEDULE A

DEFINITION OF U.S. PERSON

A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. Person;

(d)	any trust of which any trustee is a U.S. Person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States;

(g)	any discretionary account or similar account (other than an estate or trust) held by a dealer of other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(h)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. Person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

SCHEDULE B

INVESTOR CERTIFICATE

TO: T     RIMEX EXPLORATIONS INC.

Certificate

In connection with the purchase by the undersigned (the “Subscriber”) of Shares of Trimex Exploration Inc. (the “Company”), the undersigned hereby represents, warrants, covenants to and with the Company and certifies to the Company (on behalf of itself or on behalf of the disclosed principal, as the case may be) that:

1.	the Subscriber is (PLEASE CHECK THE APPROPRIATE BOX):

	[ ]	resident in the Province of British Columbia or is subject to the laws of the Province of British Columbia;

	[ ]	resident in the Province of _____________________, or

	[ ]	not a resident of Canada.

2.	the Subscriber is (PLEASE CHECK THE APPROPRIATE BOX):

	[ ]	an “accredited investor” within the meaning of National Instrument 45-106 of the Canadian Securities Administrators by virtue of satisfying the indicated criterion as set out therein.

	[ ]	a close personal friend of _________________, an officer or director of the Company.

A close personal friend is an individual who has known the director, senior officer or control person well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person. An individual is not a close personal friend solely because the individual is a member of the same organization, association or religious group.

	[ ]	a close business associate of _________________, an officer or director of the Company.

A close business associate is an individual who has had sufficient prior business dealings with the director, senior officer or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person. A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate. An individual is not a close business associate solely because the individual is a client or former client. For example, an individual is not a close business associate of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant. The relationship between the purchaser and the director, senior officer or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, senior officer or control person.

3.	the Subscriber:

	(a)	is hereby notified by the Company

		(i)	of the delivery to the British Columbia Securities Commission of the Information (as defined above),

		(ii)	that the Information is being collected indirectly by the British Columbia Securities Commission under the authority granted to it in securities legislation,

		(iii)	that the Information is being collected for the purposes of the administration and enforcement of the securities legislation of British Columbia, and

(iv)

that the Subscriber may contact the British Columbia Securities Commission for further information about the collection and use of the Information at the following address and telephone and facsimile numbers:

British Columbia Securities Commission
P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia V7Y 1L2
Telephone: 604-899-6500
Toll free in British Columbia and Alberta: 1-800-373-6393
Facsimile: 604-899-6506

(b)	has authorized the indirect collection of the Information by the British Columbia Securities Commission;

4.	The Subscriber acknowledges that:

	(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

	(b)	there is no government or other insurance covering the Shares;

	(c)	there are risks associated with the purchase of the Shares;

	(d)	the Company has no plans to become a reporting issuer in any Canadian province;

	(e)	no person has made any written or oral representations:

(i) that any person will resell or repurchase the Shares;

(ii) that any person will refund the purchase price for the Shares; or

(iii) as to the future price or value of the Shares;

(f)

no prospectus or other offering document has been filed by the Company with a securities commission or other securities regulatory authority in any province of Canada, or any other jurisdiction in or outside of Canada in connection with the issuance of the Shares, and such issuances are exempt from the prospectus requirements otherwise applicable under the provisions of applicable Canadian securities laws and, as a result, in connection with its purchase of the Subscriber’s Shares hereunder, as applicable:

(i)

the Subscriber will not receive information that may otherwise be required to be provided to the Subscriber under applicable Canadian securities or contained in a prospectus prepared in accordance with applicable Canadian securities laws; and

(ii)	the Company is relieved from certain obligations that would otherwise apply under such applicable Canadian securities laws; and

(g)

the Company is relying on exemptions from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under applicable Canadian securities laws or other applicable securities legislation and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by applicable Canadian securities laws including statutory rights of rescission or damages, will not be available to the Subscriber in connection with its purchase of the Shares.

5.	The Subscriber will:

	(a)	not resell any of the Shares acquired (directly or indirectly) hereunder, in whole or in part, directly or indirectly, except in accordance with the provisions of applicable securities laws; and

(b)

execute, deliver, file and otherwise assist the Company in filing, such further reports, undertakings, agreements, documents and writings, do all acts and things, and provide such further assurances as may be required to give effect to this Subscription Agreement as required, and, without limiting the generality of the foregoing, will execute and deliver all documents, agreements and writings and provide such assurances, undertakings, information and investment letters as may be required from time to time by all securities commissions, stock exchanges or other regulatory authorities having jurisdiction over the Company’s affairs or as may be required from time to time under the applicable securities laws with respect to the issue and resale of the Shares.

6.	The Subscriber acknowledges that:

(a)

the Shares are subject to resale restrictions imposed under applicable Canadian securities laws and, as a consequence, the Subscriber may not be able to resell the Shares, except in accordance with resale restrictions and limited exemptions under applicable Canadian securities laws;

(b)

the Subscriber has the sole responsibility to determine and comply with restrictions on resale before reselling any of the Shares and has been independently advised as to applicable hold periods and restrictions with respect to trading in the Shares imposed by applicable Canadian securities laws and regulatory policy including applicable securities laws in the jurisdiction in which it resides or the jurisdiction in which such Shares will come to rest, and confirms that no representation has been made to it by or on behalf of the Company with respect thereto; and

	(c)	the certificates evidencing the Shares will bear a legend regarding restrictions on transfer as required pursuant to applicable Canadian securities laws, as well as the legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws.

7.

The foregoing agreements, representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned as a Subscriber of the Shares and the eligibility of the Subscriber to purchase the Shares under applicable Canadian securities laws and the undersigned undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber west forth herein which takes place prior to the closing time.

DATED: ________________, 2008.

Print Name of Subscriber

By:
Signature

Print name of Signatory
(if different from Subscriber)

Title

Social Security Number

Subscriber Address

Phone Number